EXECUTION COPY

                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT

      Amendment No. 1 dated as of April 17, 2000 (this "AMENDMENT") to the Share Exchange Agreement dated as of November 17, 1999 (the "SHARE EXCHANGE AGREEMENT") among Baxter International Inc., a Delaware corporation ("PARENT"), Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly-owned subsidiary of Parent ("ACQUIRECO"), and North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY") (capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Share Exchange Agreement described below):

                                   WITNESSETH:

      WHEREAS, Parent, Acquireco and Company desire to amend the Share Exchange Agreement as set forth in this Amendment;

      WHEREAS, concurrently with the execution of this Amendment and as an inducement to Parent and Acquireco to enter into this Amendment: (i) Bank of America, N.A. ("BOFA") and BioChem Pharma Inc. ("BIOCHEM"), after receipt of a request and proposal from Company, have agreed to an assignment of BofA's interest in certain Interim Financing Documents to BioChem and Parent and BofA and Company have agreed to terminate certain Interim Financing Documents (including without limitation the Guaranty by Parent on behalf of Company dated November 1, 1999), in each case substantially on the terms and subject to the conditions set forth in Exhibit A hereto; (ii) Parent and certain shareholders of Company have agreed to amend the Company Shareholder Agreement substantially on the terms and subject to the conditions set forth in Exhibit B hereto ("AMENDMENT NO. 1 TO COMPANY SHAREHOLDER AGREEMENT"); (iii) Parent and Company have agreed to amend the Technical Services Agreement dated February 4, 2000 substantially on the terms and subject to the conditions set forth in Exhibit C hereto; and (iv) Parent, BioChem and Company have agreed to amend and restate the Warrant Termination Letter substantially on the terms and subject to the conditions set forth in Exhibit D hereto;

      WHEREAS, the parties acknowledge that (i) the amendments and modifications contemplated by this Amendment do not amend or modify the closing conditions contained in Section 8.03 of the Share Exchange Agreement, (ii) certain closing conditions contained in Section 8.03 of the Share Exchange Agreement will not be satisfied by Company in accordance with their terms, (iii) in order to effect the Arrangement and consummate the transactions contemplated by the Share Exchange Agreement, Parent would be required to waive such conditions to closing, (iv) Parent has not granted a waiver, and the execution and delivery by Parent of this Amendment does not constitute a waiver, of such closing conditions, and (v) Parent reserves the right, in its sole discretion, to waive each closing condition contained in Section 8.03 of the Share Exchange Agreement;

      WHEREAS, the parties acknowledge that, as of the date hereof, (i) the Registration Statement has not become effective and Company has not mailed the Proxy Statement to the shareholders of Company, and (ii) such facts do not constitute a breach of the respective obligations of Parent or Company under
Section 7.01(a) of the Share Exchange Agreement;

      WHEREAS, the board of directors of Company has determined that the Share Exchange Agreement as amended or modified by this Amendment is fair and in the best interests of the Company and the shareholders of Company;

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. The definition of Interim Financing Documents contained in Section 1.01 is hereby amended and restated to read as follows:

            ""INTERIM FINANCING DOCUMENTS" shall mean the following documents dated as of November 1, 1999 and assigned from Bank of America, N.A. to BioChem Pharma Inc. on April 17, 2000: (i) Letter Loan Agreement between Bank of America, N.A. ("LENDER") and Company; (ii) Security Agreement between Lender and Company; (iii) Patent and Trademark Assignment and Security Agreement between Lender and Company; and (iv) Assignment, Acceptance and Amendment Agreement dated April 17, 2000 among Company, Dr. Phillip Frost, Bank of America, N.A., BioChem Pharma Inc. and Parent."

      2. Section 3.01(a)(i) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(i) the fraction of a share (calculated and rounded to the nearest ten-thousandth of one share) of Common Stock, par value $1.00 per share, of Parent ("PARENT COMMON STOCK"), (A) the numerator of which fraction shall be $6.70 (the "SHARE CONSIDERATION"), and (B) the denominator of which shall be the Parent Stock Price (as defined in Section 3.01(a)(iii) below); and"

      3. Section 3.01(f) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(f) Immediately following the exchange of shares as contemplated by this Section 3.01, Company shall increase the stated capital of the Company Common Shares by an amount equal to the difference between (i) the product of the number of Company Common Shares exchanged pursuant to this
      Section 3.01 multiplied by $6.73 and (ii) the product of the paid-up capital of an issued and outstanding Company Common Share as determined pursuant to the Income Tax Act (Canada) immediately prior to the increase in stated capital pursuant to this Section 3.01(g), multiplied by the number of Company Common Shares exchanged pursuant to this Section 3.01."

      4. Section 3.01(g) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(g) Immediately following the exchange of shares as contemplated by this Section 3.01, the Company shall increase the stated capital of the Company Preferred Shares by an amount equal to the difference between (i) the product of the number of Company Preferred Shares exchanged pursuant to this Section 3.01 multiplied by the number of Company Common Shares into which each Company Preferred Share is convertible immediately before the Effective Time multiplied by $6.73 and (ii) the product of the paid-up capital of an issued and outstanding Company Preferred Share as determined pursuant to the Income Tax Act (Canada) immediately prior to the increase in stated capital pursuant to this Section 3.01(g), multiplied by the number of Company Preferred Shares exchanged pursuant to this Section 3.01."

      5. Section 4.08 of the Share Exchange Agreement is hereby amended and restated in its entirety as follows:

            6. "SECTION 4.08 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except for the transactions contemplated by Amendment No. 1 dated April 17, 2000 to this Agreement (including the transactions contemplated by the exhibits thereto), and except as otherwise set forth on Schedule 4.08 - of the Company Disclosure Schedule, since June 30, 1999, Company and the Company Subsidiaries have conducted their businesses only in the ordinary course consistent with past practice and, since such date, there has not been (i) any Company Material Adverse Effect, (ii) any event that may reasonably be expected to prevent or materially delay the performance of Company's obligations pursuant to this Agreement and the completion of the Arrangement by Company, (iii) any change by Company in its accounting methods, principles or practices, (iv) any declaration, setting aside or payment of any dividend or distribution in respect of the Company Common Shares or any redemption, purchase or other acquisition of any of Company's securities, (v) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officers, directors or employees of Company or any Company Subsidiary, (vi) any issuance or sale of any stock, notes, bonds or other securities other than pursuant to the exercise of outstanding securities, or entering into any agreement with respect thereto, (vii) any amendment to the Company's certificate of incorporation or bylaws, (viii) other than in the ordinary course of business, any (x) purchase, sale, assignment or transfer of any material assets, (y) mortgage, pledge or the institution of any Encumbrance on any material assets or properties, tangible or intangible, except for liens for taxes not yet delinquent and such other Encumbrances which do not, individually or in the aggregate, have a Company Material Adverse Effect, or (z) waiver of any rights of material value or cancellation or any material debts or claims, (ix) any incurrence of any material liability (absolute or contingent), except for current liabilities and obligations incurred in the ordinary course of business consistent with past practice, (x) any incurrence of any damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of Company or any Company Subsidiary, or (xi) any entering into any transaction of a material nature other than in the ordinary course of business, consistent with past practices."

      7. Section 4.18 of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "SECTION 4.18 OPINION OF FINANCIAL ADVISOR. Morgan Stanley & Co. Incorporated ("COMPANY FINANCIAL ADVISOR") has delivered to the board of directors of Company its opinion, as amended to reflect Amendment No. 1 to this Agreement dated April 17, 2000, to the effect that the consideration to be received under the Arrangement by the holders of Company Common Shares is fair to such holders from a financial point of view."

      8. Section 6.01(h) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "increase the compensation payable or to become payable to its directors, officers, consultants or employees, grant any rights to severance or termination pay to, or enter into any employment or severance agreement which provides benefits upon a change in control of Company that would be triggered by the Arrangement with, any director, officer, consultant or other employee of Company or any Company Subsidiary who is not currently entitled to such benefits from the Arrangement, establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, consultant or employee of Company or any Company Subsidiary, except to the extent required by applicable Law or the terms of a collective bargaining agreement, or enter into or amend any contract, agreement, commitment or arrangement between Company or any Company Subsidiary and any of Company's directors, officers, consultants or employees; provided, HOWEVER, that notwithstanding the foregoing, Company may, after consultation with Parent, provide additional benefits (including increases in compensation or bonuses) to key employees to the extent reasonably necessary to retain such employees until the Effective Date, provided that (i) in no event shall such benefits in the aggregate exceed $1,300,000, (ii) such benefits shall be payable to employees on the earlier to occur of (x) July 15, 2000 or (y) immediately prior to the Effective Date, and (iii) Company may make commitments to its employees to provide additional benefits to such employees in the event this Agreement is terminated and the Arrangement is not completed."

      9. Section 7.01(b) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(b) The Proxy Statement shall include (i) the recommendation of the board of directors of Company to Company's shareholders that they vote in favor of approval of the Arrangement Resolution and (ii) the opinion of

      Company Financial Advisor, as amended, and referred to in Section 4.18; PROVIDED, HOWEVER, that the board of directors of Company shall submit the Arrangement Resolution to Company's shareholders whether or not at any time subsequent to the date hereof such board determines that it can no longer make such recommendation, unless this Agreement has been terminated in accordance with Article IX."

      10. Section 9.01(b) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(b) by either Parent or Company, if the Effective Time shall not have occurred on or before June 30, 2000, unless the Effective Time shall not have occurred on or before such date solely because (i) the filing of the Articles of Arrangement has been postponed in accordance with Section
      2.05 or (ii) the Final Order shall not have been received (provided that the parties shall have submitted the Final Order and Parent shall have unconditionally agreed to consummate the Arrangement upon receipt of the Final Order) provided, further, that, in each case, such date shall not be extended more than fifteen (15) days; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 9.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have caused, or resulted in, the failure of the Effective Time to occur on or before such date;"

      11. Section 9.01(f) of the Share Exchange Agreement is hereby amended and restated in its entirety to read as follows:

            "(f) by Parent, 10 days after receipt by Company of a written notice from Parent of (i) a breach of any representation, warranty, covenant or agreement in any material respect on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, incomplete or incorrect in any material respect, in either case such that the conditions set forth in Section 8.03 would not be satisfied, or (ii) the occurrence of a Default or Event of Default (as such terms are defined in the Interim Financing Documents) under the Interim Financing Documents and the exercise of remedies by the Lender in connection therewith (each, a "TERMINATING COMPANY BREACH"); PROVIDED, HOWEVER, that if such Terminating Company Breach is curable by Company through the exercise of its reasonable efforts within 10 days and for so long as Company continues to exercise such reasonable efforts, Parent may not terminate this Agreement under this Section 9.01(f); and PROVIDED, FURTHER that the preceding proviso shall not in any event be deemed to extend any date set forth in paragraph (b) of this Section 9.01;"

      12. The definition of Company Shareholder Agreement contained in the sixth recital of the Share Exchange Agreement shall be amended to include Amendment No. 1 to Company Shareholder Agreement.

      13. Annex A to the Share Exchange Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit E hereto;

      14. Notwithstanding anything to the contrary contained in this Amendment or the Share Exchange Agreement, Parent hereby consents to the execution and delivery of the Interim Financing Documents, as amended on the date hereof (including, without limitation, the transfer of the security interests contemplated by such amendment), PROVIDED, HOWEVER, that Company shall (i) submit to Parent and BioChem Pharma Inc. on a weekly basis a written estimate of the proposed expenditures of Company and the Company Subsidiaries for such period, (ii) provide Parent with written notice at least six (6) business days prior to incurring any additional indebtedness pursuant to Schedule A, Part I of the Assignment, Acceptance and Amendment Agreement dated April 17, 2000 among Company, Dr. Phillip Frost, Bank of America, N.A., BioChem Pharma Inc. and Parent, and, if Parent offers to provide financing to Company on identical or more favorable terms to Company, Company will enter into such financing with Parent rather than with Dr. Phillip Frost, and (iii) provide Parent with written notice at least two (2) business days prior to incurring any other additional indebtedness pursuant to the Interim Financing Documents.

      15. Company hereby grants to Parent a right of first offer to purchase any Debt Securities (as hereinafter defined) which Company may, from time to time, propose to issue between the date hereof and the Effective Date. In the event Company proposes to issue any Debt Securities, it shall give Parent written notice of its intention. Parent shall have five (5) business days after any such notice is effective to deliver a written notice to Company proposing to Company the material terms under which it would agree to purchase such Debt Securities. In the event Company does not accept such offer, or if no such offer is made to Company by Parent, Company shall have twenty (20) days thereafter to enter into an agreement to issue the Debt Securities respecting which Parent's right of first offer option set forth in this Section 14 was not accepted, upon terms no more favorable to the purchaser or lender thereof than specified in Parent's notice to Company pursuant to this Section 14. In the event Company has not issued Debt Securities within said twenty (20) day period, Company shall not thereafter issue or sell any Debt Securities without first giving Parent the opportunity to purchase such securities from Company in the manner provided in this Section 14. As used herein, "DEBT SECURITIES" shall mean any line of credit or evidence of indebtedness of Company other than (i) with respect to trade payables or (ii) pursuant to the Interim Financing Documents.

      16. Notwithstanding anything to the contrary contained in this Amendment or the Share Exchange Agreement, between the date hereof and the Effective Date, Company shall use commercially reasonable efforts not to exceed the total spending projections through June 30, 2000 set forth in the projections delivered to Parent concurrently herewith as Schedule A to the Company Disclosure Schedule and to otherwise operate Company's business in accordance with such projections.

      17. This Amendment shall be deemed an amendment to the Share Exchange Agreement and shall become effective upon the execution by Parent, Acquireco and Company as required by Section 10.11 of the Share Exchange Agreement. Except as expressly amended pursuant to this Amendment, the Share Exchange Agreement shall continue in full force and effect. This Amendment shall not constitute a waiver of any of Parent's rights under the Share Exchange Agreement, including, without limitation, any waiver of Parent's conditions to close under the Share Exchange Agreement or any rights relating to breaches of representations, warranties, covenants or obligations, if any, by Company prior to the date hereof, or any other rights related thereto.

      18. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF NEW YORK.

      19. Each party agrees to fulfill in good faith its obligations under the Share Exchange Agreement, including without limitation this Amendment.

      20. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    BAXTER INTERNATIONAL INC.


                                    By: /s/ Timothy B. Anderson
                                        -----------------------------------
                                          Name:  Timothy B. Anderson
                                          Title: Group Vice President,
                                                 Corporate Strategy and
                                                  Development


                                    NORTH AMERICAN VACCINE, INC.


                                    By:  /s/ Randal Chase
                                        -----------------------------------
                                          Name:  Randal Chase
                                          Title: President and Chief Executive
                                                   Officer


                                    NEPTUNE ACQUISITION CORP.


                                    By: /s/ Freidrich Dorner
                                        -----------------------------------
                                          Name:  Dr. Freidrich Dorner
                                          Title: President

                                    Exhibit A


                ASSIGNMENT, ACCEPTANCE AND AMENDMENT AGREEMENT
                              DATED APRIL 17, 2000

            Reference is made to the letter loan agreement dated as of November 1, 1999 (as amended, renewed, extended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) between North American Vaccine, Inc., a Canadian corporation (the "BORROWER"), and Bank of America, N.A. (the "ORIGINAL LENDER").

            WHEREAS, the Original Lender wishes to sell and assign all of its rights and obligations under the Loan Documents to BioChem Pharma Inc., a Canadian corporation (the "NEW LENDER"), and the Borrower wishes to consent to such sale and assignment upon the terms set out herein; and

            WHEREAS, upon such sale and assignment, the Original Lender will release the Guaranty and the Guarantor will release the Reimbursement Agreement on the terms set out herein.

            NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree, with effect from the Effective Date (as defined in Section 1), as follows:

            1. Upon receipt of the Payoff Amount (as defined below) by the Original Lender in immediately available funds delivered in accordance with wiring instructions delivered by the Original Lender to the New Lender (or its representatives), the Original Lender hereby agrees to sell and assign, without recourse and without representation or warranty (except as to the representations and warranties expressly made by Original Lender in paragraph 2 below) to the New Lender, and the New Lender hereby agrees to purchase and assume from the Original Lender, all of the Original Lender's rights and obligations under the Credit Agreement and the other Loan Documents. The Borrower hereby consents to such sale and assignment from the Original Lender to the New Lender. This Agreement shall become effective on April 17, 2000 (the "EFFECTIVE DATE"). The aggregate amount owed to the Original Lender with respect to the Loans (inclusive of principal, interest, commitment fees, other fees, expense reimbursements and all other amounts owed to the Original Lender in respect to such indebtedness) through and including the Effective Date is US$19,549,190.40 (the "PAYOFF AMOUNT"). In the event that the Payoff Amount is not received on or prior to 4:00 p.m. (Charlotte, North Carolina time) on April 17, 2000, the Loans will continue to accrue interest (at the Base Rate plus 2%) at a per diem amount of US$5933.58 for each day after April 17, 2000 that the Original Lender has not received payment in full prior to 4:00 p.m (Charlotte, North Carolina time) in immediately available funds in accordance with the wiring instructions delivered by the Original Lender. After giving effect to such sale and assignment, the amount of the Loans owing to the New Lender will be US$19,549,190.40.

            2. The Original Lender (i) represents and warrants that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

            3. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Original Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as the Lender.

            4. (i) The New Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Agreement, have the rights and obligations of the Lender thereunder and (ii) the Original Lender shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (other than its rights under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the obligations of the Borrower under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date) and the Original Lender shall cease to be a party thereto.

            5. From and after the Effective Date, the Borrower shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the New Lender. The Original Lender and the New Lender shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date.

            6. On the Effective Date, without any action on the part of the Guarantor or the Borrower, (i) the Guaranty will be terminated and the Guarantor unconditionally and irrevocably released, and (ii) the Reimbursement Agreement, the Security Agreement dated November 1, 1999 between the Guarantor and the Borrower and the Patent and Trademark Assignment and Security Agreement, dated November 1, 1999 between the Guarantor and the Borrower will each be terminated and the Borrower unconditionally and irrevocably released. The parties further agree that the Guarantor is a party to this Agreement solely for the purposes of this Section 6, and the Guarantor shall have no rights or liabilities under this Agreement other than those set out in this Section 6 and Sections 12 and 13.

            7. Immediately following the sale and assignment under Sections 1 to 5, and the releases and terminations under Section 6, the New Lender, Dr. Phillip Frost ("FROST") and the Borrower agree that the Credit Agreement shall be assigned as set forth in Part I of Schedule A and amended as set forth in
Part II of Schedule A.

            8. The Borrower represents and warrants to each of the New Lender and Frost as follows:

            (1) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, after giving effect to this Agreement, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

            (2) no Default or Event of Default which has not been waived has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Agreement or the consummation of the transactions contemplated hereby.

            9. Without prejudice to any Default or Event of Default arising after the date hereof:

            (3) with respect to any Default or Event of Default (other than one under Section 5(k) of the Credit Agreement) which is continuing, which event does not have a grace or cure period and which event arose on or before the date hereof, the New Lender and Frost hereby waive their respective rights under the last paragraph of Section 5 of the Credit Agreement; and

            (4) with respect to any Default or Event of Default (other than one under Section 5(k) of the Credit Agreement) which is continuing, which event has a grace or cure period and which event arose on or before the date hereof, such grace or cure period shall be deemed to commence on the date hereof.

            10.   (a)   Each reference in the Credit Agreement to "this
                        Agreement", "hereunder", "hereof" or words like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the
                        Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit
                        Agreement, as amended by this Agreement.

                  1 The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (2) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy by the New Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (a) This Agreement shall become effective on the Effective Date; provided that the Effective Date shall be deemed modified to be the actual date of the sale and assignment to the extent the parties do not close on April 17, 2000.

                  (b) The Borrower agrees to pay on demand all costs and expenses of the Original Lender and the New Lender in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Original Lender and the New Lender) in accordance with the terms of Section 6(i) of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to hold the New Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

                                    THE ORIGINAL LENDER

                                    BANK OF AMERICA, N.A. as Original Lender

                                    By:
                                        --------------------------------------
                                          Title:
                                          Date:


                                    THE NEW LENDER

                                    BIOCHEM PHARMA INC. as New Lender

                                    By:
                                        --------------------------------------
                                          Title:
                                          Date:


                                    By:
                                        --------------------------------------
                                          Title:
                                          Date:


                                    THE BORROWER

                                    NORTH AMERICAN VACCINE, INC. as Borrower

                                    By:
                                        --------------------------------------
                                          Title:
                                          Date:

                                    THE GUARANTOR

                                    BAXTER INTERNATIONAL INC. as Guarantor

                                    By:
                                        --------------------------------------
                                          Title:
                                          Date:


                                    FROST

                                    ----------------------------------------
                                          Dr. Phillip Frost
                                          Date:

                                   SCHEDULE A
                                     PART I

                         ASSIGNMENT OF CREDIT AGREEMENT

            1. In consideration of the sum of US$1 paid by Frost to the New Lender (the receipt and sufficiency of which is hereby acknowledged), the New Lender hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to Frost, and Frost hereby purchases and assumes from the New Lender, an interest in and to the New Lender's rights and obligations under the Credit Agreement as of the date hereof as specified below:

            Amount of Commitment Assigned:      $5,000,000
            Amount of Loans Assigned:           $0

After giving effect to such sale and assignment, the amount of the Loans owing to the New Lender will be US$19,549,190.40.

            2. The New Lender (i) represents and warrants that it is the legal and beneficial owner of the interest or interests being assigned by it under the Assignment, Acceptance and Amendment Agreement dated April 17, 2000 and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

            3. Frost (i) confirms that he has received a copy of the Credit Agreement, together with such other documents and information as he has deemed appropriate to make his own credit analysis and decision to enter into this Agreement; (ii) agrees that he will, independently and without reliance upon the New Lender and based on such documents and information as he shall deem appropriate at the time, continue to make his own credit decisions in taking or not taking action under the Credit Agreement; and (iii) agrees that he will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by him as the Lender to the extent of the obligations assumed by him under this Agreement.

            4. (i) Frost shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of the Lender thereunder and (ii) the New Lender shall, to the extent provided in this

Agreement, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the obligations of the Borrower under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective
Date).

            5. The Borrower shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to Frost.

            6. It is the intention of the New Lender, the Borrower and Frost that Frost shall not have any right or interest in or to any of the Security Agreement, the IP Security Agreement and the Pledge Agreement (the "SECURITY DOCUMENTS"). The New Lender agrees with Frost that, to the extent the New Lender receives or realizes any proceeds under or in respect of the Security Documents or the collateral covered thereby or subject thereto, the New Lender shall, after deduction of all reasonable costs and expenses incurred by the New Lender in the realization of such proceeds, pay to Frost an amount equal to Frost's Share of such net proceeds. For the purpose of this paragraph, "FROST'S SHARE" shall mean the result (expressed as a percentage) of dividing the aggregate outstanding principal amount of Loans made by Frost by the aggregate outstanding principal amount of all Loans made by the New Lender and Frost, in each case calculated on the date of receipt of such proceeds by the New Lender. New Lender covenants and agrees for the benefit of Frost that, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, it will take all commercially reasonable action to enforce the Lender's rights thereunder.

                                   SCHEDULE A
                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

      3. In the first paragraph, the words "BANK OF AMERICA, N.A. ("LENDER") is" shall be deleted and replaced with the words "BIOCHEM PHARMA INC. ("LENDER") and DR. PHILLIP FROST ("FROST") are"

      4. Section 1(a) (other than the heading) shall be deleted in its entirety and replaced with the words:

            "Subject to the terms and conditions set forth herein, Lender and Frost, on a several (and not joint) basis, agree to make available to Borrower until the Maturity Date a revolving line of credit providing for loans ("LOANS") in an aggregate principal amount not exceeding at any time US$45,000,000; PROVIDED, HOWEVER, Lender shall not be obligated to make Loans in an aggregate principal amount exceeding US$40,000,000 (the "BIOCHEM COMMITMENT") and Frost shall not be obligated to make Loans in an aggregate principal amount exceeding US$5,000,000 (the "FROST COMMITMENT", and together with the BioChem Commitment, the "COMMITMENTS" and each a "COMMITMENT ") and PROVIDED FURTHER, HOWEVER, that Frost shall not, and shall not be obligated to, make any Loans hereunder until the BioChem Commitment has been drawn down in full by the Borrower and remains outstanding. Subject to the foregoing limits, Borrower may borrow, repay and reborrow Loans with until the Maturity Date.".

      5. Section 1(b) (other than the heading) shall be deleted in its entirety and replaced with the words:

            "Borrower may request that Loans be made by irrevocable notice to be received by Lender or Frost (as the case may be) not later than 11:00 a.m. on the third Business Day before the day of the proposed Loan, or such shorter period as Lender or Frost (as the case may be) may agree. Such request may not be made as more frequently than weekly, and shall be accompanied by details of the proposed use by Borrower of such Loan.".

      6. The first two paragraphs of Section 1(c) (other than the heading) shall be deleted in their entirety and replaced with the words:

            "Interest on the unpaid principal amount of each Loan shall accrue monthly from the date of the making thereof until the principal amount thereof shall be repaid in full at a rate of 15% per annum and shall be payable monthly in arrears and on the repayment or maturity of each Loan, by acceleration or otherwise.".

      7. In Section 1(c), in the third paragraph, the words "Base Rate" shall be deleted and replaced with the words "rate specified in the preceding paragraph".

      8. In Section 1(c), in the fourth paragraph, after the word "Lender" the words "or Frost" shall be added.

      9. In Section 1(d) the first sentence shall be deleted in its entirety and replaced with the words:

            "The Loans and all payments thereon shall be evidenced by Lender's and Frost's (as the case may be) loan accounts and records; PROVIDED, HOWEVER, that upon the request of Lender or Frost (as the case may be), the Loans of Lender or Frost (as the case may be) may be evidenced by grid promissory notes (each a "NOTE") in the form of EXHIBIT B hereto, instead of or in addition to such loan accounts and records.".

      10. In Section 1(e), paragraphs (i) and (ii) shall be deleted in their entirety and replaced with the words:

            "(i) BIOCHEM DEFERRED FUNDING FEE. The Borrower shall pay to Lender a deferred funding fee of $10,000,000 on the Maturity Date.

            (ii) FROST DEFERRED FUNDING FEE. Providing at least one Loan has been made by Frost on or before the Maturity Date, the Borrower shall pay to Frost a non-assignable and non-transferrable deferred funding fee of $1,250,000 on the Maturity Date.

            (iii) FROST COMMITMENT FEE. If no Loan has been made by Frost on or before the Maturity Date, the Borrower shall pay to Frost a commitment fee of $50,000 on the Maturity Date.".

      11. In Section 1(f), the second paragraph shall be deleted in its entirety and replaced with the words:

            "Borrower shall make (i) all payments to Lender required hereunder not later than 1 p.m. on the date of payment in same day funds in United States Dollars to the bank of Lender located at Royal Bank of Canada, 3100 Le Carrefour Blvd, Laval, Quebec Canada, H7T 2K2, transit number: 02301, account number: 406-610-6 or such other bank or address as Lender may from time to time designate in writing and
            (ii) all payments to Frost required hereunder not later than 1 p.m. on the date of payment in same day funds in United States Dollars to the bank of Frost located at such bank or address as Frost may from time to time designate in writing.".

      12.   In Section 1(f):

            (1) in the third paragraph, each occurrence of the word "Lender" shall be deleted and replaced with the words "Lender or Frost (as the case may be)"; and

            (2) in line fourteen, after the words "is organized" the words "or resident" shall be added.

      13. Section 1(g) shall be deleted in its entirety and replaced with the words:

            "PREPAYMENTS. Borrower may, upon same-day notice, prepay the Loans on any Business Day. Prepayments must be accompanied by a payment of interest on the amount so prepaid. Prepayments must be in a principal amount of at least $500,000 or a multiple of $100,000 in excess thereof. If any prepayment is made at a time when Loans from Lender and Frost are outstanding, such prepayment of principal and interest shall be paid to Lender and Frost pro rata to the aggregate outstanding amount of their respective Loans".

      14. In Section 2(c), paragraph (i), the words "and Guarantor" shall be deleted and replaced with the words "or Frost".

      15. In Section 3, in the first line, after the word "Lender" the words "and Frost" shall be added.

      16.   In Section 3(f):

            (1)   in the first line, the word "solely" shall be deleted; and

            (2) in the second line, after the word "Borrower" the words "or for such other purposes as Lender or Frost (as the case may be) may approve" shall be added.

      17. In Section 3(j), in the first line, after the word "Lender" the words "or Frost" shall be added.

      18.   In Section 3(l) the words "and Guarantor" shall be deleted.

      19. In Section 4(a), in the first line, after the word "Lender" the words "and, if Frost shall so request, to Frost" shall be added.

      20. Section 4(b)(ii) shall be deleted in its entirety and replaced with the words:

            "(ii) comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, Environmental Laws and Environmental Permits, in each case the violation of which could result in a Material Adverse Effect.".

      21. In Section 4(b)(v) after the word "Lender" the words "and Frost" shall be added.

      22.   In Section 4(b)(vi):

            (1) in the first line, the words "and (B)" shall be deleted and replaced with the words ", (B) all of its stock and other collateral subject to the Pledge Agreement and (C);

            (2) in the fourth line, after the word "Lender" the words "and Frost" shall be added;

            (3) in the fifth line, after the words "IP Security Agreement" the words ", the Pledge Agreement" shall be added; and

            (4)   in the last line, the word "and" shall be deleted.

      23. In Section 4(b)(vii) the full stop at the end shall be deleted and replaced with the words "; and", and the following paragraphs shall be added:

            "(viii) preserve and maintain its existence and legal structure, provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under
                     Section 4(c) (iii); and

            (vix) keep true records and books of account in which entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles, to the extent applicable, applied on a consistent basis.".

      24. In Section 4(c)(i) the full stop at the end shall be deleted and replaced with the words " and (C) Indebtedness in an aggregate amount of up to $5,000,000 provided such Indebtedness is subordinated to the Indebtedness under the Loan Documents in a manner reasonably satisfactory to Lender and Frost".

      25. In Section 4(c), paragraph (iii), the words "(other than Guarantor or any Affiliate Guarantor)" shall be deleted.

      26.   After Section 4(c)(xii) the following paragraphs shall be added:

            "(xiii) ORGANIZATIONAL DOCUMENTS. Amend, modify, restate or supplement its Certificate of Incorporation or Bylaws if such action could reasonably be expected to adversely affect the rights of the Lender under the Credit Agreement, the IP Security Agreement, the Pledge Agreement or the Security Agreement.

            (xiv) SUBSIDIARIES. Form, create or acquire any Subsidiary or permit any Person other than the Borrower or a wholly owned Subsidiary to hold an equity interest in any Subsidiary, other than pursuant to the Pledge Agreement.

            (xv) PARTNERSHIPS, ETC. Become a general partner in any general or limited partnership or joint venture other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture."

      27. In Section 5(g) after each occurrence of the word "Lender" the words "and Frost" shall be added.

      28. Section 5(h) shall be deleted in its entirety and replaced with the words "Intentionally Omitted".

      29. In Section 5(m) after the words "any party thereto" the words "or terminated automatically in accordance with its terms; PROVIDED, HOWEVER, that (i) if the date by when the Effective Time (as defined in the North American Vaccine Acquisition Agreement) shall have occurred has been extended pursuant to Section 9.01(b) of the North American Vaccine Acquisition Agreement, it shall not be an Event of Default under this Section 5(m) until such extended date; or (ii) in any other circumstance, it shall not be an Event of Default under this Section 5(m) until 15 calendar days have elapsed" shall be added.

      30. In Section 5(o) the full stop at the end shall be deleted and replaced with the words "; or", and the following paragraph shall be added:

            "(p)  Rejection by UK authorities of NeisVac-C(TM)application.".

      31.   In the last paragraph of Section 5:

            (1) the words "Upon the occurrence of an Event of Default, Lender may declare the Commitment to be terminated, whereupon the Commitment shall be terminated," shall be deleted and replaced with the words:

                  "Upon the occurrence of an Event of Default, which Event of Default (other than any of the events specified in Sections 5(i),(j) or (m) above)) has not been cured within 10 calendar days thereof, Lender or Frost may declare its or his respective Commitment to be terminated, whereupon such Commitment shall be terminated,"; and

            (2) in line eight, the word "Commitment" shall be deleted and replaced with the word "Commitments".

      32. In Section 6(b) the words "Charlotte, North Carolina" shall be deleted and replaced with the words "Quebec, Canada".

      33. Sections 6(c) and (d) shall be deleted in their entirety and replaced with the words "Intentionally Omitted".

      34.   In Section 6(f):

            (1) in the second line, after the word "Lender" the words "or Frost (as the case may be)" shall be added;

            (2) in the fourth line, after the word "Lender" the words "and Frost" shall be added; and

            (3) in the second line, after the word "Lender" the words "or Frost (as the case may be)" shall be added.

      35.   In Section 6(h):

            (1) in the third line, after the word "LENDER" the words "OR FROST (AS THE CASE MAY BE)" shall be added;

            (2) in the ninth line, the words "(B) GUARANTOR OR (C)" shall be deleted and replaced with the words "OR (B)"; and

            (3) the final two sentences shall be deleted and replaced with the words:

                  "Borrower agrees to execute any documents reasonably requested by Lender or Frost (as the case may be) in connection with any such assignment. All information provided by or on behalf of Borrower to Lender or its affiliates or Frost may be furnished by Lender or Frost to Lender's affiliates and to any actual or proposed assignee or participant.".

      36. In Section 6(i) after each occurrence of the word "Lender" the words "or Frost (as the case may be)" shall be added.

      37. In Section 6(m) the word "AND LENDER" shall be deleted and replaced with the words ", LENDER AND FROST" shall be added.

      38.   In Exhibit A, the following definitions shall be deleted:

            Base Rate
            Base Rate Loan
            Breakage Costs
            Federal Funds Rate

            Guaranty Event of Default
            Guaranty Obligation
            Interest Period
            Loan Documents
            Maturity Date
            Offshore Rate
            Offshore Rate Loan;

            and the following definitions shall be added:

            Environmental Law:      Any Federal, state, local or foreign
                                    statute, law, ordinance, rule,
                                    regulation, code, order, writ, judgment, injunction or decree or any judicial or agency interpretation, policy or guidance
                                    (in the case of the latter, only to the
                                    extent compliance is legally compulsory) relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

            Environmental Permit:   Any permit, approval, identification
                                    number, license or other authorization
                                    required under any Environmental Law.

            Hazardous Materials:    (a) Petroleum or petroleum products,
                                    by-products or breakdown products,
                                    radioactive materials,
                                    asbestos-containing materials,
                                    polychlorinated biphenyls and radon gas
                                    and (b) any other chemical, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any
                                    Environmental Law.

            Loan Documents:         This Agreement, the Security Agreement,
                                    the IP Security Agreement, the Pledge
                                    Agreement and any promissory note,
                                    certificate, fee letter, financing
                                    statement and other instrument, document or agreement delivered in connection with this Agreement or the Security Agreement or the IP Security Agreement or the Pledge Agreement.

            Maturity Date:          June 30, 2000, or such earlier date on
                                    which the Commitments may terminate in
                                    accordance with the terms hereof,
                                    provided, HOWEVER, that (i) if the date
                                    by when the Effective Time (as defined in the North American Vaccine Acquisition
                                    Agreement) shall have occurred has been
                                    extended pursuant to Section 9.01(b) of
                                    the North American Vaccine Acquisition
                                    Agreement to a date after June 30, 2000, the Maturity Date shall be deemed to be extended to such later date, or (ii) if a Default under Section 5(m) has occurred and the grace period under such Section has not expired on or before June 30, 2000, the Maturity Date shall be deemed to be extended to the end of such grace period.

            Pledge Agreement:       The Pledge Agreement, if any, between the
                                    Borrower and Lender with respect to
                                    certain stock of Borrower and its
                                    Subsidiaries.

      39.   In Exhibit A, in the definition of Business Day:

            (1) the words "State of North Carolina" shall be deleted and replaced with the words "Quebec, Canada"; and

            (2) the words "and, if such day relates to any Offshore Rate Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the offshore dollar interbank market" shall be deleted.

      40. In Exhibit A, in the definition of Change of Control, the full stop at the end shall be deleted and replace with the words "or (d) upon the completion of the North American Vaccine Acquisition."

      41. In Exhibit A, in the definition of North American Vaccine Acquisition Agreement, the words "Agreement and Plan of Merger to be" shall be deleted and replaced with the words "Share Exchange Agreement dated as of November 17, 1999, as amended by Amendment No. 1 to Share Exchange Agreement dated as of April 17, 2000".

      42. In Exhibit A, in the definition of Principal Shareholder, the words "Guarantor," shall be deleted.

      43. Exhibit B shall be deleted in its entirety and replaced with the attached Exhibit.

*

                                          EXHIBIT TO SCHEDULE A TO ASSIGNMENT,
                                            ACCEPTANCE AND AMENDMENT AGREEMENT

                             FORM OF PROMISSORY NOTE

$[40][5],000,000                                         Dated: April __, 2000

            FOR VALUE RECEIVED, the undersigned, NORTH AMERICAN VACCINE, INC., a Canadian corporation ("BORROWER"), hereby promises to pay to the order of [BIOCHEM PHARMA INC. ("LENDER")] [DR. PHILLIP FROST ("FROST")] the principal sum of [FORTY] [FIVE] Million Dollars (US$ [40] [5],000,000) or, if less, the aggregate unpaid principal amount of all Loans made by [LENDER] [FROST] to Borrower pursuant to the letter agreement dated as of November 1, 1999 between Borrower and Bank of America, N.A.("BOA"), as assigned and amended pursuant to the assignment, acceptance and amendment agreement dated April ___, 2000 between Borrower, Lender, Frost, BoA and Baxter International Inc. (as so assigned and amended, and as it may be otherwise amended, restated, extended, supplemented or otherwise modified from time to time, the "AGREEMENT") on the Maturity Date.

            [Lender][Frost] is authorized to endorse the amount and the date of each Loan made by [Lender][Frost] and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; PROVIDED that any failure to so endorse such information on such schedule or continuation thereof or any error in doing so shall not limit or otherwise affect any obligation of Borrower under the Agreement or this promissory note.

            This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Agreement, which Agreement, among other things, contains provisions for acceleration of the maturity of the Loans evidenced hereby upon the happening of certain stated events and also for prepayments on account of principal of the Loans prior to the maturity thereof upon the terms and conditions therein specified.

            Unless otherwise defined herein, terms defined in the Agreement are used herein with their defined meanings therein. This promissory note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          NORTH AMERICAN VACCINE, INC.


                                          By:   ___________________________
                                                Name:
                                                Title:


                                 ADVANCES AND PAYMENTS OF PRINCIPAL
=============================================================================================================

                                            AMOUNT OF                UNPAID
                           AMOUNT OF      PRINCIPAL PAID            PRINCIPAL         NOTATION
         DATE               LOAN            OR PREPAID               BALANCE           MADE BY
-------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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=============================================================================================================

                                                    A-13

                                    Exhibit B


                               AMENDMENT NO. 1 TO

                              SHAREHOLDER AGREEMENT

           Amendment No. 1 dated as of April 17, 2000 (this "AMENDMENT") to the Shareholder Agreement dated as of November 17, 1999 (the "SHAREHOLDER AGREEMENT") among Baxter International Inc., a Delaware corporation ("PARENT"), and the undersigned shareholders (each, a "SHAREHOLDER") of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY").

                                    RECITALS

           WHEREAS, Parent and the Shareholders desire to amend the Shareholder Agreement as set forth in this Amendment;

           WHEREAS, concurrently with the execution of this Amendment, Parent, Company and Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO"), have entered into Amendment No. 1 to the Share Exchange Agreement dated as of November 17, 1999 among Parent, Acquireco and Company;

           NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

           1. The first recital of the Shareholder Agreement is hereby amended and restated in its entirety to read as follows:

           "WHEREAS, pursuant to a Share Exchange Agreement dated as of November 17, 1999 by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO") and Company, as amended by Amendment No. 1 dated as of April 17, 2000 (such agreement, as so amended, is hereinafter referred to as the "SHARE EXCHANGE AGREEMENT"), Parent has agreed to exchange the outstanding securities of Company pursuant to an exchange by Acquireco of all of the capital stock of the Company (the "ARRANGEMENT"), in which each outstanding share of capital stock of Company (the "COMPANY SHARES") will be exchanged for cash and shares of common stock of Parent (the "PARENT SHARES") as set forth in the Share Exchange Agreement (the "TRANSACTION");"

           2. This Amendment shall be deemed an amendment to the Shareholder Agreement and shall become effective when executed by Parent and the Shareholders as required by Section 10 of the Shareholder Agreement. Except as expressly amended pursuant to this Amendment, the Shareholder Agreement shall continue in full force and effect.

           3. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

           4. This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.





                                               BAXTER INTERNATIONAL INC.




                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               BIOCHEM PHARMA INC.




                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:




                                               FROST-NEVADA LIMITED PARTNERSHIP




                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                          SHAREHOLDER

                                          ----------------------------------
                                          (Signature)





                                          ----------------------------------
                                          (Signature of Spouse)


                                          ----------------------------------
                                          (Print Name of Shareholder)


                                          ----------------------------------
                                          (Print Street Address)


                                          ----------------------------------
                                          (Print City, State and Zip)


                                          ----------------------------------
                                          (Print Telephone Number)


                                          ----------------------------------
                                          (Social Security or Tax I.D. Number)





                                          IVAX CORPORATION


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                    Exhibit C


                               AMENDMENT NO. 1 TO

                         TECHNICAL ASSISTANCE AGREEMENT

           Amendment No. 1 dated as of April 17, 2000 (this "AMENDMENT") to the Technical Assistance Agreement dated as of February 4, 2000 (the "TECHNICAL ASSISTANCE AGREEMENT") between Baxter International Inc., a Delaware corporation ("BAXTER"), and North American Vaccine Inc., a corporation existing under the federal laws of Canada ("NAVA").

                                    RECITALS

           WHEREAS, Baxter and NAVA desire to amend the Technical Assistance Agreement as set forth in this Amendment;

           WHEREAS, concurrently with the execution of this Amendment, Baxter, NAVA and Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Baxter ("ACQUIRECO"), have entered into Amendment No. 1 to the Share Exchange Agreement dated as of November 17, 1999 among Baxter, Acquireco and NAVA;

           NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

           1. The first recital of the Technical Assistance Agreement is hereby amended and restated in its entirety to read as follows:

                  "WHEREAS, Baxter, NAVA and a wholly owned subsidiary of Baxter have entered into a Share Exchange Agreement, dated as of November 17, 1999, as amended by Amendment No. 1 dated April 17, 2000 (such agreement, as so amended, is hereinafter referred to as the "SHARE EXCHANGE AGREEMENT"), pursuant to which the parties have agreed to enter into an arrangement which will result in NAVA becoming a wholly owned subsidiary of Baxter; and"

           2. Schedule 1.01 to the Technical Assistance Agreement is hereby amended to include the following at the end of such schedule:

                  "Notwithstanding the foregoing, it is understood and agreed by Baxter and NAVA that Baxter may, at its option but upon request of NAVA, provide the services of such number of individuals as reasonably determined by Baxter for the purpose of providing consulting services to NAVA with respect to any and all aspects of NAVA's business. Such individuals shall have complete, unrestricted access to NAVA's operations, premises and personnel at all times during the term of this Agreement."

           3. This Amendment shall be deemed an amendment to the Technical Assistance Agreement and shall become effective when executed by Baxter and NAVA as required by Section 6.06 of the Technical Assistance Agreement. Except as expressly amended pursuant to this Amendment, the Technical Assistance Agreement shall continue in full force and effect.

           4. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

           5. This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.



                                               BAXTER INTERNATIONAL INC.




                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               NORTH  AMERICAN VACCINE, INC.




                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    Exhibit D


April 17, 2000

North American Vaccine, Inc.
10150 Old Columbia Road
Columbia, Maryland 21046
Attention: President

Baxter International Inc.
One Baxter Parkway
Deerfield, Illinois 60015
Attention: General Counsel

Dear Sirs:

                  Reference is made to the Warrant No. W-1 dated July 21, 1999 of North American Vaccine, Inc. (the "COMPANY") registered in the name of BioChem Pharma Inc. ("BCPI") for the purchase of 250,000 common shares, no par value, of the Company (the "COMPANY SHARES"), Warrant No. W-2 dated August 26, 1999 of the Company registered in the name of BCPI for the purchase of 250,000 Company Shares and Warrant No. W-3 dated October 28, 1999 of the Company registered in the name of BCPI for the purchase of 250,000 Company Shares (collectively, the "WARRANTS").

                  In order to induce Baxter International Inc., a Delaware corporation ("PARENT") to enter into the Share Exchange Agreement dated as of November 17, 1999, as amended by Amendment No. 1 dated as of April 17, 2000 (such agreement, as so amended, is hereinafter referred to as the "SHARE EXCHANGE AGREEMENT") among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent, and Company, and in consideration of the payment by Parent of the amount determined in accordance with Section 3.03(b) of the Share Exchange Agreement, BCPI hereby agrees, subject to the consummation of the transactions contemplated by the Share Exchange Agreement, as follows:

                  (i) the Warrants shall terminate and be of no further force or effect as of the Effective Time (as defined in the Share Exchange Agreement) without any further action on the part of Company or BCPI; and

                  (ii) BCPI hereby waives, effective as of the Effective Time, any and all rights it has or may have under the Warrants, including, without limitation, the right to receive shares of capital stock of Parent as a result of the transactions contemplated by the Share Exchange Agreement.

                                BIOCHEM PHARMA INC.


                                By
                                   ------------------------------
                                Name: Dr. Francesco Bellini
                                Title: Chief Executive Officer

                                By
                                   ------------------------------
                                Name: Charles A. Tessier
                                Title: Vice President, Legal Affairs and General Counsel


ACCEPTED AND AGREED as of the
date first written above:

NORTH AMERICAN VACCINE, INC.




By
  -------------------------------
    Name: Randall Chase, Ph.D
    Title: Chief Executive Officer & President


BAXTER INTERNATIONAL INC.




By
  -------------------------------
    Name:
    Title:

                                    Exhibit E

                              AMENDED AND RESTATED
                      PLAN OF ARRANGEMENT UNDER SECTION 192

                     OF THE CANADA BUSINESS CORPORATIONS ACT

                                   ARTICLE 1

                                 INTERPRETATION

1.1      DEFINITIONS

         Unless indicated otherwise, where used in this Plan of Arrangement, the following terms shall have the following meanings:

         "ACQUIRECO" means Neptune Acquisition Corp, an unlimited liability company existing under the laws of the Province of Nova Scotia.

         "AGREEMENT" means the Share Exchange Agreement dated as of November 17. 1999, as amended by Amendment No. 1 dated as of April 17, 2000, among Parent, Company and Acquireco to which this Plan of Arrangement is attached as Annex A, and includes any annexes attached thereto, as amended, modified or supplemented from time to time.

         "ARRANGEMENT" means the arrangement under section 192 of the CBCA involving Acquireco, Company and the shareholders of Company on the terms and conditions set out in this Plan of Arrangement, subject to any amendments thereto in accordance with Section 5.4 or made at the direction of the Court in the Final Order.

         "ARRANGEMENT RESOLUTION" means the resolution or resolutions of the shareholders approving this Plan of Arrangement as required by applicable law and the Interim Order, substantially in the form attached to the Proxy Statement.

         "BUSINESS DAY" means any day on which the principal offices of the United States Securities and Exchange Commission in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by law or executive order to close in the City of New York or the City of Toronto.

         "CBCA" means the Canada Business Corporations Act, as amended from time to time.

         "COMPANY" means North American Vaccine, Inc. a corporation existing under the CBCA.

         "COMPANY COMMON SHARES" means the common shares, no par value per share, of Company outstanding from time to time.

         "COMPANY PREFERRED SHARES" means the shares of Series A Preferred Stock, no par value per share, of Company outstanding from time to time.

         "COMPANY SHARES" means Company Common Shares and the Company Preferred Shares.

         "COMPANY SHAREHOLDERS' MEETING" means the special meeting of the shareholders held pursuant to Section 7.02 of the Agreement and any adjournment or postponement thereof, to consider and, if thought advisable, to pass the Arrangement Resolution.

         "COURT" means the Ontario Superior Court of Justice or the Quebec Superior Court.

         "DEPOSITARY" has the meaning assigned thereto in Section 1.01 of the Agreement.

         "DIRECTOR" means the Director appointed under section 260 of the CBCA.

         "DISSENT PROCEDURES" has the meaning assigned thereto in Section 4.1 hereof.

         "DISSENT RIGHTS" means the rights of dissent which each Dissenting Shareholder is entitled to exercise, under the Interim Order and the Final Order and strictly in the manner set out in section 190 of the CBCA and this Plan of Arrangement, in respect of the Arrangement Resolution.

         "DISSENTING SHAREHOLDER" means a shareholder of the Company who dissents from the Arrangement Resolution in compliance with the Dissent Procedures and the CBCA.

         "EFFECTIVE DATE" means the date upon which this Plan of Arrangement becomes effective as established by the date of issue set forth in the certificate of arrangement issued by the Director giving effect to the Arrangement.

         "EFFECTIVE   TIME"  means  the  time  of  filing  of  the  Articles  of
         Arrangement implementing the Arrangement.

         "FINAL ORDER" means the order of the Court made in connection with the approval of the Arrangement following the application contemplated by
         Section 2.04 of the Agreement, as such order may be amended or modified by the highest court by which an appeal is heard prior to the Effective Time.

         "INTERIM ORDER" means the interim order of the Court made in connection with the approval of the Arrangement following the application therefor contemplated by Section 2.02 of the Agreement.

         "LETTERS OF TRANSMITTAL" means the letters of transmittal to be mailed to shareholders of the Company by Company together with the Proxy Statement.

         "PARENT" means Baxter International Inc. a Delaware corporation.

         "PARENT COMMON STOCK" means the shares of common stock, par value $1.00 per share, of Parent.

         "PROXY STATEMENT" has the meaning assigned thereto in Section 7.01 of the Agreement.

Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Arrangement Agreement.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this Plan of Arrangement into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.3      CURRENCY.

         All sums of money which are referred to in this Plan of Arrangement are expressed in lawful money of the United States unless otherwise specified.

1.4      NUMBER, ETC.

         Unless the subject matter or context requires the contrary, words importing the singular number only shall include the plural and vice versa, words importing the use of any gender shall include all genders and words importing persons shall include natural persons, firms, trusts, partnerships and corporations.

1.5      STATUTORY REFERENCES.

         Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

1.6      DATE OF ANY ACTION.

         In the event that any date on which any action is required or permitted to be taken hereunder by any person is not a Business Day in the place where the action is required or permitted to be taken, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day in such place.

                                   ARTICLE 2

                                   ARRANGEMENT

2.1      ARRANGEMENT

         This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of, the Agreement.

                                   ARTICLE 3

                                   ARRANGEMENT

3.1 EXCHANGE OF SHARES. At the Effective Time, the following shall be deemed to occur in the order specified in the following paragraphs without any further authorization, act or formality:

         (a) Subject to Section 4.1, each Company Common Share issued and outstanding immediately before the Effective Time shall be exchanged by Acquireco for consideration consisting of:

                           (i) the fraction of a share  (calculated  and rounded
                  to the nearest ten-thousandth of one share) of Parent Common Stock, (A) the numerator of which fraction shall be $6.70 (the

                  "SHARE CONSIDERATION"), and (B) the denominator of which shall be the Parent Stock Price (as defined in Section 3.1(a)(iii) below); and

                           (ii) a cash payment of $.03 per Company  Common Share
                  (the  "CASH   CONSIDERATION"  and,  together  with  the  Share
                  Consideration, the "ARRANGEMENT CONSIDERATION");

                  PROVIDED, HOWEVER, that in the event the Company Capitalization shall be greater or less than the amount set forth in Section 4.03 of the Agreement by more than 10,000 Company Common Shares, the Share Consideration and Cash Consideration shall each be adjusted by multiplying it by a fraction, the numerator of which is the Company Capitalization as set forth in Section 4.03 of the Agreement and the denominator of which is the actual Company Capitalization at the Effective Time.

                           (iii) For purposes of calculating the Share Consideration, the "PARENT STOCK PRICE" shall be an amount equal to the average closing sale price of a share of Parent Common Stock as reported in THE WALL STREET JOURNAL under the caption New York Stock Exchange Composite Transactions or, if not available, such other authoritative publication as may be reasonably selected by Parent, for the ten consecutive trading days ending on and including the fifth trading day prior to the Effective Date. In the event Parent changes (or establishes a record date for changing) the number shares of Parent Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend,
                  distribution,       recapitalization,        reclassification,
                  reorganization or similar transaction with respect to the outstanding Parent Common Stock and the record date therefor shall be prior to the Effective Time, the Share Consideration shall be proportionately adjusted in such manner as Parent, Acquireco and the Company shall agree, which adjustment may include, as appropriate, the issuance of securities, property or cash on the same basis as any of the foregoing shall have been issued, distributed or paid to the holders of shares of Parent Common Stock generally.

         (b) Subject to Section 4.1, each Company Preferred Share issued and outstanding immediately before the Effective Time shall be exchanged by Acquireco for consideration consisting of (i) the number of shares of Parent Common Stock equal to the product of (x) the number of Company Common Shares into which such Company Preferred Share is convertible immediately prior to the Effective Time and (y) the Share Consideration divided by the Parent Stock Price, and (ii) a cash payment equal to the product of (x) the Cash Consideration and (y) the number of Company Common Shares into which such Company Preferred Share is convertible immediately prior to the Effective Time.

         (c) Each shareholder of the Company shall cease to be a holder of Company Common Shares or Company Preferred Shares, as the case may be, and shall have his, her or its name removed from the register of holders of Company Common Shares or Company Preferred Shares, as the case may be.

         (d) All Company Common Shares and Company Preferred Shares shall be held by Acquireco and the name of Acquireco shall be added to the register of holders of Company Common Shares and Company Preferred Shares.

         (e) Certificates formerly representing Company Common Shares and Company Preferred Shares shall represent only the right to receive the consideration therefor, in accordance with Articles 3, 4 and 5 hereof.

         (f) Immediately following the exchange of shares as contemplated by this Section 3.1, the Company shall increase the stated capital of the Company Common Shares by an amount equal to the difference between (i) the product of the number of Company Common Shares exchanged pursuant to this Section 3.1 multiplied by $6.73 and (ii) the product of the paid-up capital of an issued and outstanding Company Common Share as determined pursuant to the Income Tax Act (Canada) immediately prior to the increase in stated capital pursuant to this
                  Section 3.1(g), multiplied by the number of Company Common Shares exchanged pursuant to this Section 3.1;

         (g) Immediately following the exchange of shares as contemplated by this Section 3.1, the Company shall increase the stated capital of the Company Preferred by an amount equal to the difference between (i) the product of the number of Company Preferred Shares of the Company exchanged pursuant to this
                  Section 3.1 multiplied by the number of Company Common Shares into which each Company Preferred Share is convertible immediately before the Effective Time multiplied by $6.73 and
                  (ii) the product of the paid-up capital of an issued and outstanding Company Preferred Share as determined pursuant to the Income Tax Act (Canada) immediately prior to the increase in stated capital pursuant to this Section 3.1(g), multiplied by the number of Company Preferred Shares exchanged pursuant to this Section 3.1.

3.2 NO FRACTIONAL SHARE CERTIFICATES. No scrip or fractional share of Parent Common Stock shall be issued upon the surrender for exchange of Company Shares, and an outstanding fractional share interest shall not entitle the owner thereof to vote, to receive dividends or to any rights of a stockholder of Parent with respect to such fractional share interest. As of the Effective Time, Parent shall deposit with the Depository an amount in cash sufficient for the Depository to pay each holder of Company Shares an amount in cash, rounded to the nearest whole cent, equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled (after taking into account all Company Shares held at the Effective Time by such holder) by (ii) the Parent Stock Price.

3.3      OPTIONS AND WARRANTS TO PURCHASE COMPANY COMMON SHARES.

         (a) Immediately prior to the Effective Time, (i) the Company Stock Options which are outstanding and unexercised immediately prior to the Effective Time, shall be cancelled and (ii) in consideration of such cancellation, Parent shall pay to such holders of Company Stock Options at the Effective Time an amount in cash in respect thereof equal to the product of (x) the excess, if any, of the Arrangement Consideration (determined in accordance with Section 3.1) over the exercise price thereof and (y) the number of Company Common Shares subject thereto (such payment to be net of taxes required by law to be withheld with respect thereto), PROVIDED, that the foregoing shall be subject to the obtaining of any necessary consents of holders of Company Stock Options.

         (b) Company shall take all actions necessary so that, immediately prior to the Effective Time and in accordance with the Warrant Termination Letter, (i) the Company Warrants which are outstanding and unexercised immediately prior to the Effective Time shall be cancelled and (ii) in consideration of such cancellation, Parent shall pay to the holder(s) of Company Warrants at the Effective Time an amount in respect thereof in Parent Common Stock valued at the

Parent Stock Price equal to the product of (x) the excess of the Arrangement Consideration (determined in accordance with Section 3.1) over the exercise price thereof and (y) the number of Company Common Shares subject thereto.

3.4 CERTAIN ADJUSTMENTS. If prior to the Effective Time, Company Common Shares or Company Preferred Shares shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date within such period, then the Arrangement Consideration established pursuant to the provisions of Section 3.1(a)(i) or 3.1(b), as applicable, shall be adjusted accordingly to provide to Parent and the holders of the Company Shares the same economic effect as contemplated hereby prior to such reclassification, recapitalization, split-up, combination, exchange, dividend or increase.

3.5 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any certificates representing Company Shares shall have been lost, stolen or destroyed, the Depository shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock (and cash in lieu of fractional shares) as may be required pursuant to Section 3.1, PROVIDED, HOWEVER, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to indemnify Parent against any claim that may be made against Parent or the Depository with respect to the certificates alleged to have been lost, stolen or destroyed.

3.6 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of the Agreement, the officers and directors of Company, Parent and Acquireco, as the case may be, are fully authorized in the name of their corporation or otherwise to take, and will use good faith efforts to take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

3.7 DISSENTING SHAREHOLDERS. Company shall give Parent prompt notice of any holders of shares who have not voted such shares for approval of the Arrangement Resolution and who have perfected Dissent Rights (and shall also give Parent prompt notice of any withdrawals of such demands for Dissent Rights) and Parent shall have the right to direct all negotiations and proceedings with respect to such demands.

                                    ARTICLE 4

                                RIGHTS OF DISSENT

4.1      RIGHTS OF DISSENT.

         Shareholders of the Company may exercise Dissent Rights pursuant to and strictly in the manner set forth in the Interim Order, section 190 of the CBCA and this Section 4.1 (the "Dissent Procedures") in connection with the Arrangement. Shareholders of the Company who duly exercise such Dissent Rights and who:

         (a) are ultimately entitled to be paid fair value for their Shares shall be deemed to have transferred such Company Shares to Company for cancellation at the Effective Time; or

         (b) for any reason are ultimately not entitled to be paid fair value for their Company Shares shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time, and subject to Article 5 hereof, shall have the right to receive consideration, on the basis determined in accordance with Article 3 hereof;

but in no case shall Company or Acquireco be required to recognize such Dissenting Shareholders as holders of Company Shares at and after the Effective Time, and the names of such Dissenting Shareholders shall be deleted from Company's register of holders of Company Shares at the Effective Time.

                                    ARTICLE 5

                                     PAYMENT

5.1      DELIVERY OF PARENT COMMON STOCK AND CASH BY ACQUIRECO.

         Immediately upon the filing of the Articles of Arrangement, Acquireco shall cause to be available to the Depositary, for payment to holders of Company Shares, (i) cash and the certificates of Parent Common Stock representing the number of whole shares of Parent Common Stock issuable pursuant to subsection 3.1(a) and 3.1(b) in exchange for Company Common Shares and Company Preferred Shares outstanding immediately prior to the Effective time and (ii) sufficient funds to permit payment in lieu of fractional shares pursuant to section 3.2, for delivery to such holders in accordance with Section 5.2 hereof. As soon as practicable after the Effective Time, (i) such payments of shares of Parent Common Stock shall be made by the Depositary by issuing certificates representing such shares to the shareholders of Company; and (ii) such cash payments shall be made by the Depositary by issuing cheques to the shareholders of Company. All interest on funds provided to and held by the Depositary pursuant to this Section 5.1 shall accrue to the benefit of Acquireco.

5.2      METHOD OF PAYMENT.

         The Depositary shall forward to each Shareholder who, prior to the Effective Date, has deposited a properly completed Letter of Transmittal, together with his or her Company Share certificates, the certificates representing shares of Parent Common Stock and the cash to which he or she is entitled as soon as reasonably practicable but, in any event, not later than three Business Days after the Effective Date. The Depositary shall forward to each Shareholder who, after the Effective Date, has deposited his or her properly completed Letter of Transmittal, together with his or her Company Share certificates, the certificates representing shares of Parent Common Stock and the cash to which he or she is entitled within three Business Days following receipt by the Depositary of such letters and share certificates. Unless otherwise directed in accordance with any Letter of Transmittal, such share certificates and cheques shall be forwarded by first class mail, postage prepaid, or, in the case of a postal disruption in the United States or Canada, by such other means as the Depositary may consider prudent, to the persons and at the addresses specified in the relevant Letter of Transmittal. Share certificates and cheques forwarded pursuant hereto will be deemed to have been delivered at the time of delivery thereof to the post office or to such other party as may be charged with responsibility for the transmission thereof.

5.3      LIMITATION.

         Any certificate formerly representing Company Shares not deposited with all of the other documents and instruments required by this Plan of Arrangement on or prior to the sixth anniversary of the Effective Date shall cease to represent any claim to which the holder thereof would otherwise be entitled. On such date, all cash or shares to which the former registered holder of the certificate referred to in the preceding sentence was entitled shall be deemed to have been surrendered to Acquireco together with all dividends, distributions and interest held for such former registered holder.

5.4      AMENDMENTS TO PLAN OF ARRANGEMENT.

         Company reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by Acquireco, (iii) filed with the Court and, if made following the Company Shareholders' Meeting, approved by the Court, and (iv) communicated to holders of Company Shares if and as required by the Court.

         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Company at any time prior to the Company Shareholders' Meeting (provided that Acquireco shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Company Shareholders' Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

         Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Company Shareholders' Meeting shall be effective only if (i) it is consented to by each of Company and Acquireco, and (ii) if required by the Court or applicable, it is consented to by holders of the Company Shares voting in the manner so required.